TD Asset Management

SUMMARY PROSPECTUS

February 28, 2012

TD Asset Management USA Funds Inc.

TDAM Short-Term Investment Fund (TDSTX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 28, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Funds’ shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

®/ The TD Logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly owned subsidiary, in Canada and/or other countries.

TDAM Short-Term Investment Fund

Investment Objective

The TDAM Short-Term Investment Fund (the “Short-Term Investment Fund”) seeks to provide a high level of income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Short-Term Investment Fund.

Short-Term Investment Fund
Shareholder Transaction Fees (fees paid directly from your investment)	None
Maximum Sales Charge (Load) Imposed on Purchases	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution (12b-1) Fees	None
Other Expenses	1.91%
Total Annual Operating Expenses	2.11%

Example

This Example is intended to help you compare the cost of investing in the Short-Term Investment Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Short-Term Investment Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$214	$661	$1,134	$2,441

Portfolio Turnover

The Short-Term Investment Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Short-Term Investment Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Short-Term Investment Fund’s performance. During the most recent fiscal year, the Short-Term Investment Fund’s portfolio turnover rate was 266% of the average value of its portfolio.

Investment Strategies

Under normal circumstances, the Short-Term Investment Fund invests at least 80% of its assets in investment-grade debt securities (debt securities rated in one of the four highest ratings categories by a nationally recognized statistical rating organization). An unrated debt security may be treated as investment-grade if warranted by the Investment Manager’s analysis. For purposes of this policy, investment-grade debt securities will include all fixed-income securities (both fixed and floating-rate securities), special purpose entities (such as asset-backed or mortgage-backed security issuers), money market securities and repurchase agreements. In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Short-Term Investment Fund of one year or less for securities which the Short-Term Investment Fund holds.

The Investment Manager will allocate the Short-Term Investment Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity. The Short-Term Investment Fund may sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

In selecting investments for the Short-Term Investment Fund, the Investment Manager will analyze a security’s structural features and current price, trading opportunities and the credit quality of the issuer.

Principal Risks

If the Investment Manager’s strategies do not work as intended, the Short-Term Investment Fund may not achieve its investment objective.

Investment Risk  — You could lose money on your investment in the Short-Term Investment Fund, or the Short-Term Investment Fund could underperform other investments.

Interest Rate Risk  — Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Interest rate risk is the risk that the Short-Term Investment Fund’s fixed-income securities will decline in value because of increases in market interest rates.

Credit Risk  — Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer or credit enhancer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Short-Term Investment Fund’s investment in that issuer.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Short-Term Investment Fund to reinvest its assets in lower yielding securities.

Mortgage-Backed Securities Risk  — The value of the Short-Term Investment Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Short-Term Investment Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Asset-Backed Securities Risk  — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the Short-Term Investment Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Banking Industry Risk – The Short-Term Investment Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

An investment in the Short-Term Investment Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table illustrate the risks of investing in the Short-Term Investment Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows average annual total returns of the Short-Term Investment Fund and shows how these returns compare with the returns of a broad-based security index. Of course, past performance is not necessarily an indication of how the Short-Term Investment Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN as of 12/31 each year

Short-Term Investment Fund

For the period covered by the bar chart, the highest and lowest quarterly returns were 1.26% (for the quarter ended 6/30/07) and -0.81% (for the quarter ended 9/30/08), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/11

	1 Year	5 Years	Since Inception (December 18, 2006)*
Short-Term Investment Fund
Return Before Taxes	0.43%	1.46%	1.49%

Return After Taxes on Distributions	0.35%	0.88%	0.89%

Return After Taxes on Distributions And Sale of Fund Shares	0.28%	0.91%	0.92%

Citigroup 1-Year Treasury Bill Index (reflects no deduction for fees or expenses)	0.60%	2.52%	2.52%

*Index returns provided from December 31, 2006.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Short-Term Investment Fund’s investment manager.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day to day management of the Short-Term Investment Fund appears in the table below.

Portfolio Manager	Title	Length of Service
Adam Wagstaffe	Portfolio Manager	Since April 2000
Michael McFadden	Portfolio Manager	Since December 1995

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums. For shareholders wishing to purchase shares directly from either of the Funds, there is an initial purchase and minimum account balance requirement of $1,000,000 per Fund, per shareholder. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Taxes

Each Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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